UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 4, 2004

(Date of earliest event reported)

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin	53222
(Address of Principal Executive Offices)	(Zip Code)

(414) 259-5333

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

Explanatory Note

This Form 8-K/A amends the Form 8-K filed on August 6, 2004 to reflect the fact that Deloitte & Touche LLP (“Deloitte & Touche”) has issued its audit report on the consolidated financial statements for the fiscal year ended June 27, 2004. Accordingly, the change in auditors became effective September 9, 2004.

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 4, 2004, Briggs & Stratton Corporation (the “Company”) notified Deloitte & Touche of its dismissal as the Company’s independent public accountant and appointed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as the Company’s new independent public accountant. The decision to dismiss Deloitte & Touche and to retain PricewaterhouseCoopers was made by the Company’s Audit Committee at its meeting on August 3, 2004.

This action dismisses Deloitte & Touche as the Company’s independent public accountant for the fiscal year that commenced June 28, 2004. The change in auditors became effective on September 9, 2004 following the completion and issuance of Deloitte & Touche’s audit report on the Company’s consolidated financial statements for the fiscal years ended June 27, 2004 and June 29, 2003, which report did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

For the fiscal years ended June 27, 2004 and June 29, 2003 and through the date of this Form 8-K/A, there have been no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference thereto in its report on the Company’s financial statements as of and for the fiscal years ended June 27, 2004 and June 29, 2003.

None of the reportable events described in Item 304(a) (1) (v) of Regulation S-K occurred during the fiscal years ended June 27, 2004 and June 29, 2003, and through the date of this Form 8-K/A.

During the fiscal years ended June 27, 2004 and June 29, 2003, and through August 4, 2004 (the date PricewaterhouseCoopers was appointed), the Company did not consult with PricewaterhouseCoopers regarding any of the matters or events set forth in Item 304 (a) (2) (i) and (ii) of Regulation S-K.

The Company has requested Deloitte & Touche to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing disclosures. A copy of that letter, dated September 9, 2004 is filed as Exhibit 16.2 to this Form 8-K/A.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

16.2	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated September 9, 2004.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: September 9, 2004	By:	/s/ James E. Brenn
James E. Brenn
Senior Vice President and Chief Financial Officer
Duly Authorized Officer